Note 10 - Derivatives - Note Conversion Feature - 10Q	3 Months Ended
Mar. 31, 2013
Disclosure Text Block [Abstract]
Derivatives and Fair Value [Text Block]

NOTE 9 – DERIVATIVES – NOTE CONVERSION FEATURE

Due to the conversion feature contained in some of the notes the Company issued, the actual number of shares of common stock that would be required if a conversion of the notes was made through the issuance of the Company’s common stock cannot be predicted, and the Company could be required to issue an amount of shares that may cause it to exceed its authorized share amount. As a result, the conversion feature requires derivative accounting treatment and will be bifurcated from the note and “marked to market” each reporting period through the income statement. The fair value of the conversion future of these notes was recognized as a derivative liability instrument and will be measured at fair value at each reporting period. In determining the fair value, the Company uses the Black-Scholes option-pricing model. In addition, the fair value of freestanding derivative instruments such as warrants, are also valued using the Black-Scholes option-pricing model.

The following is a reconciliation of the derivative liability:

Fair value at December 31, 2012	$364,802
Decrease in value	72,896
Reclassification from liability to equity as a result of note conversions	23,657
Fair value at March 31, 2013	$268,249

The derivative liability was valued under the Black-Scholes model with the following assumptions:

	March 31, 2013			December 31, 2012
Risk free interest rate		0.14%		0.11%	to	0.16%
Expected life (years)	0.0001	to	0.9	0.01	to	2.1
Dividend Yield		0%			0%
Volatility	161%	to	216%	130%	to	219%